Exhibit 10.30(d)

THIRD AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Agreement”), dated as of March 30, 2016, is by and among Atlas Energy Group, LLC, a Delaware limited liability company (the “Parent”), New Atlas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Atlas Lightfoot, LLC, a Delaware limited liability company (“Atlas Lightfoot”), the Lenders party hereto and Riverstone Credit Partners, L.P. (“Riverstone”), as Administrative Agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”).

RECITALS:

A. The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 10, 2015 (as amended by that certain Amendment to Credit Agreement, dated as of August 24, 2015 and by that Second Amendment to Credit Agreement, dated as of January 20, 2016 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Credit Agreement” and as further amended by this Agreement, the “Credit Agreement”), pursuant to which the Lenders have provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B. In connection with the execution and delivery of the Original Credit Agreement, the Borrower, the Parent, Atlas Lightfoot and the Administrative Agent entered into that certain Security Agreement dated as of August 10, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”).

C. The Borrower and the Lenders have agreed that a portion of the Indebtedness owing under the Credit Agreement in an aggregate principal amount equal to $35,854,916, which is comprised of Loans in a principal amount of $33,450,000 and the outstanding Prepayment Premium in an aggregate amount of $2,404,916, shall be bifurcated from the Indebtedness owing under the Credit Agreement and shall constitute second lien loans under that certain Second Lien Credit Agreement, dated as of the date hereof (the “Second Lien Credit Agreement”), by and among the Borrower, Riverstone, as administrative agent thereunder, and the lenders party thereto.

D. The Borrower has requested that the Administrative Agent and Majority Lenders, and the Administrative Agent and the Lenders party hereto (pursuant to the terms hereof) have agreed to, amend each of the Original Credit Agreement and the Security Agreement as set forth herein.

E. The Lenders signatory hereto and the Administrative Agent are willing to consent to such amendment of the Original Credit Agreement and the Security Agreement, as more fully described herein, and upon satisfaction of the conditions set forth herein, this Agreement shall become effective as of the Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of Original Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Agreement, and subject to the terms and conditions contained herein, the parties hereto agree as follows:

(a) the Original Credit Agreement shall be amended effective as of the Effective Date by incorporating the blacklined changes shown on the marked copy of the Original Credit Agreement attached hereto as Exhibit A;

(b) Exhibit D to the Original Credit Agreement (Form of Compliance Certificate) is hereby amended and restated in its entirety in the form attached hereto as Exhibit B and made a part hereof and the Credit Agreement.

(c) Annex I to the Original Credit Agreement (List of Commitments) is hereby amended and restated in its entirety in the form attached hereto as Annex I and made a part hereof and the Credit Agreement.

(c) the schedules to the Original Credit Agreement are hereby amended and restated in their entirety in the form  attached hereto as Schedule 1 and made a part hereof and the Credit Agreement.

SECTION 3. Amendment of Security Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Agreement, and subject to the terms and conditions contained herein, the parties hereto agree as follows:

(a) The definition of “Pledged Interests” set forth therein is amended and restated in its entirety as follows:

“Pledged Interests” means any Grantor’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor (other than Equity Interests issued by Atlas Resource Partners Holdings, LLC, Atlas Resource Finance Corporation, their respective Subsidiaries, the Subsidiaries of Atlas Resource Partners, L.P. and the Atlas Lightfoot, LLC and equity interests of Lightfoot Capital Partners GP, LLC), including, for the avoidance of doubt, the ARP A Units, the Class C Preferred Units, the ARP Units, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor, replacements thereof and additions thereto, all proceeds, interest, profits and other income thereof and all rights relating thereto, including any certificates or instruments representing the Equity Interests, the right to receive any certificates or instruments representing any of the Equity Interests, and the right to receive all dividends (cash, stock or otherwise), distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, rights to subscribe, purchase or sell, all other rights and property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing, and all books and records relating to any of the foregoing.  “Pledged Interests” does not include any Equity Interests that constitute Excluded Property.

(b) Section 3.2(d) of the Security Agreement is hereby amended and restated in its entirety as follows:

(d) for each Investment Account (other than any Excluded Deposit Account) whether now existing or hereafter acquired or created, the respective Grantor shall cause the institution with which the Investment Account is maintained to execute and deliver to the Administrative Agent within ten (10) Business Days of, with respect to now existing Investment Accounts, the

Third Amendment Effective Date, and with respect to all other Investment Accounts, such Investment Account's creation or acquisition (or such later date as the Administrative Agent may agree in its sole discretion), a “control agreement” in form and substance reasonably satisfactory to the Administrative Agent. If any institution with which an Investment Account is maintained refuses to, or does not, enter into such a “control agreement” for an Investment Account for which a “control agreement” is required by the preceding terms of this Section 3.2(d), then the respective Grantor shall promptly (and in any event within ten (10) Business Days of the date of such refusal or failure (or such later date as the Administrative Agent may agree in its sole discretion)) close such Investment Account and transfer all balances therein to another Investment Account meeting the requirements of this Section 3.2(d); and

(b) The schedules to the Security Agreement are hereby amended and restated in their entirety in the form of Schedule 2 attached hereto and made a part hereof and the Credit Agreement.

SECTION 4. Condition to Effectiveness.  This Agreement shall become effective on the date (the “Effective Date”) the following conditions are satisfied:

(a) the Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement from the Borrower, the Parent, the Administrative Agent, AEG and the Majority Lenders;

(b) the Administrative Agent shall have received a certificate of an authorized officer of each Loan Party dated as of the Effective Date certifying to the effect that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of this Agreement, and that such resolutions have not been modified, rescinded or amended, such resolutions are in full force and effect and there are no plans to modify rescind or amend such resolutions;

(c) the Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses due to the Administrative Agent and the Lenders and required to be paid on the Effective Date (including, to the extent invoiced prior to the Effective Date, the reasonable and documented fees and expenses of Latham & Watkins, LLP, counsel to the Administrative Agent); provided, however, that the Administrative Agent shall not be entitled to receive fees, costs and expenses, together with fees, costs and expenses paid to the Administrative Agent and its counsel of the Second Lien Documents, in an aggregate amount in excess of $225,000;

(d) the Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Commitment dated as of the Effective Date;

(e) the Administrative Agent shall have received prepayment of the Indebtedness owing under the Credit Agreement, consisting of a prepayment of the principal of the Loans in an aggregate amount equal to $4,250,000 and the accrued interest owing thereunder in an aggregate amount equal to $500,822.22; provided, however, if the aggregate amount of fees, costs and expenses of the Administrative Agent and its legal counsel paid pursuant to clause (c) above, together with fees, costs and expenses paid to the Administrative Agent and its counsel of the Second Lien Documents, does not exceed $225,000, then the amount equal to the difference between $225,000 and the aggregate amount of such fees, costs and expenses shall be applied to prepay the Loans; and

(f) (i) the Administrative Agent shall have received a fully executed copy of the Second Lien Credit Agreement, together with executed copies of the material Loan Documents (as defined in the Second Lien Credit Agreement) delivered in connection therewith, and (ii) the conditions to effectiveness set forth therein (other than the satisfaction of the condition set forth in this clause (e)(ii)) shall have been satisfied (or otherwise waived by the Lenders in accordance with the terms thereof).

SECTION 5. Post-Effectiveness Covenants.

(a) Within thirty (30) days following the Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Loan Parties shall provide the Administrative Agent with counterparts of properly executed account control agreements in respect of all accounts required to be subject to security by the terms of the Security Agreement and the other Security Instruments; provided, if any institution with which an account is maintained refuses to, or does not, enter into such a “control agreement” for an account for which a “control agreement” is required by the preceding terms of this Section 5(a), then the respective Loan Party shall promptly (and in any event within thirty (30) days of the date of such refusal or failure (or such later date as the Administrative Agent may agree in its sole discretion)) close such account and transfer all balances therein to another account subject to a properly executed account control agreement.

(b) Within thirty (30) days following the Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Parent shall provide the Administrative Agent with counterparts of properly executed securities control account agreement or uncertificated securities control agreement with respect to the securities accounts or securities (other than Excluded Property) held by the Parent with American Stock Transfer and Trust Company, LLC, in form and substance reasonably acceptable to the Administrative Agent.

(c) Notwithstanding anything to the contrary set forth in the Security Agreement, deliver to the Administrative Agent, within thirty (30) days following the Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), a control agreement in order to perfect the Administrative Agent’s Liens in the Equity Interests of Atlas Growth Partners, L.P. owned by the Parent by “control” in form and substance reasonably acceptable to the Administrative Agent.

For the avoidance of doubt, the breach of any clause in this Section 5 shall become an immediate Event of Default.

SECTION 6. Miscellaneous.

(a) Further Assurances.  Each of the Parent and the Borrower shall, and each shall cause each other Loan Party to, at its expense, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Parent, the Borrower or any other Loan Party, as the case may be, in this Amendment or to further evidence, or to correct any omissions in this Amendment or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens required pursuant to this Amendment or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the reasonable discretion of the Administrative Agent, in connection therewith.

(b) Confirmation.  The provisions of the Loan Documents, as waived or otherwise modified hereby, shall remain in full force and effect in accordance with their terms following the effectiveness of this Agreement, without any other waiver, amendment or modification thereof.

(c) Ratification and Affirmation; Representations and Warranties.  Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, and its obligations thereunder.  Each of the Borrower and the Parent hereby (i) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby and (ii) represents and warrants to the Lenders that: (1) as of the date hereof, after giving effect to the terms of this Agreement, all of the representations and warranties contained in the Credit Agreement and each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date and (2) immediately after giving effect to this Agreement, no Default or Event of Default will have occurred and be continuing.

(d) Guarantors’ Acknowledgment and Ratification.  With respect to the amendments to the Credit Agreement effected by this Agreement, each Guarantor hereby acknowledges and agrees to this Agreement and confirms and agrees that the Guaranty Agreement and any Security Instrument to which it is a party (as modified and supplemented in connection with this Agreement) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Agreement, each reference in the Guaranty Agreement and any Security Instrument to the Credit Agreement, “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Agreement.  Although Administrative Agent and the Lenders have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that neither Administrative Agent nor any Lender has any duty under the Credit Agreement, the Guaranty Agreement, any Security Instrument or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.  Each Loan Party hereby ratifies and reaffirms the validity, enforceability and perfection of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Creditors to secure the obligations of each Loan Party pursuant to the Loan Documents to which any Loan Party is a party and agrees that the Liens and security interests granted pursuant to the Loan Documents shall continue to secure such obligations under the Credit Agreement as amended by this Amendment.

(e) Loan Document.  This Agreement and each agreement, instrument, certificate or document executed by the Borrower and the Parent or any of their officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(f) Miscellaneous.  This Agreement (i) shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement), (ii) may be modified or amended only in accordance with the Credit Agreement and (iii) may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(g) GOVERNING LAW.  THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

NEW ATLAS HOLDINGS, LLC, as Borrower
ATLAS ENERGY GROUP, LLC, as Parent

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer

ATLAS LIGHTFOOT, LLC

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

RIVERSTONE CREDIT PARTNERS, L.P.,
as Administrative Agent and as Lender
By:	RCP F1 GP, L.P., its general partner

By:	RCP F1 GP, L.L.C., its general partner

By:	/s/ Christopher A. Abbate
Name:	Christopher A. Abbate
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

AEG ASSET MANAGEMENT, LLC,
as a Lender

By:	/s/ Jonathan Z. Cohen
Name:	Jonathan Z. Cohen
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

THE LEON AND TOBY COOPERMAN FAMILY FOUNDATION,
as a Lender

By:	/s/ Leon G. Cooperman
Name:	Leon G. Cooperman
Title:	Trustee

[Signature Page to Third Amendment to Credit Agreement]

EXHIBIT A

Credit Agreement Changes

(see attached)

ANNEX 1

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

The undersigned, a Financial Officer of the Borrower, hereby certifies that he/she is the [___________] of New Atlas Holdings, LLC, a Delaware limited liability company (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower.  With reference to the Credit Agreement dated as of August 10, 2015 (together with all amendments, restatements, supplements or other modifications thereto being the “Credit Agreement”), among Atlas Energy Group, LLC (the “Parent”), a Delaware limited liability company, the Borrower, Riverstone Credit Partners, L.P., as Administrative Agent, and the lenders (the “Lenders”) from time to time party thereto, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

[Use following paragraph 1 for fiscal year-end financial statements]

1. Attached hereto as Schedule 1 are the year-end audited financial statements (the “Financial Statements”) required by Section 8.01(a) of the Credit Agreement for the fiscal year of the Parent ended as of December 31, 20[_] (the “Reporting Date”), together with the report and opinion of an independent certified public accountant required by such section, including to the effect that such Financial Statements present fairly, in all material respects, the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. Attached hereto as Schedule 1 are the unaudited financial statements (the “Financial Statements”) required by Section 8.01(b) of the Credit Agreement for the fiscal quarter of the Parent ended as of _______________, 20[_] (the “Reporting Date”).  Such Financial Statements present fairly, in all material respects, the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

2. No Default has occurred as of the date hereof. 1

3. Attached hereto as Schedule 2 are reasonably detailed calculations showing compliance as of the Reporting Date with the requirements of Section 9.01 of the Credit Agreement.

3. Attached hereto as Schedule 3 is reasonably detailed information regarding all cash dividends and distributions received by the Parent and any Restricted Subsidiary from Persons other than Restricted Subsidiaries which were included in the calculations of EBITDA, including a reconciliation of the Parent’s calculation of EBITDA versus the calculation of Consolidated Net Income in accordance with GAAP.

[Insert additional Schedules reflecting calculations in respect of compliance with ARP financial covenants per Section 9.23]

1If a Default has occurred, the Borrower shall specify the details thereof and any action taken or proposed to be taken with respect thereto.

EXECUTED AND DELIVERED this _____ day of [________], 20[__].

New Atlas Holdings, LLC

By:
Name:
Title:

ANNEX 1

LIST OF COMMITMENTS

Name of Lender	Applicable Percentage	Commitment
Riverstone Credit Partners, L.P.	76.178960097%	$26,662,636.03
The Leon and Toby Cooperman Family Foundation	12.091898428%	$4,232,164.45
AEG Asset Management, LLC	11.729141475%	$4,105,199.52

Total	100%	$ 35,000,000.00

SCHEDULE 1

Schedules to Credit Agreement

(see attached)

SCHEDULE 7.15

SUBSIDIARY INTERESTS

Subsidiary	Jurisdiction of Formation	100% Owner (except as set forth below)	Type of Equity Interest	Number of Issued Shares
Atlas Energy Company, LLC	DE	Parent	LLC Membership	N/A
New Atlas Holdings, LLC	DE	Parent	LLC Membership	N/A
Atlas Energy Resource Services, Inc.	DE	Atlas Energy Company, LLC	Common Stock	1,000
ATLAS LIGHTFOOT, LLC	DE	Borrower[1]	LLC Membership	N/A
Atlas Resource Partners, L.P.[2] and its Subsidiaries[3]	DE	Parent[4]	General Partner Interest (Class A Preferred Units)	N/A
		Borrower[5]	Limited Partnership Interest (Common Units)	102,421,097
		Borrower[6]	Limited Partnership Interest (Class C Preferred Units)	3,749,986
Atlas Growth Partners GP, LLC and its Subsidiaries[3]	DE	Borrower[7]	LLC Membership	N/A

1 The Borrower is the Class A Member and owns 90% of the member interests of this entity.

2 Publicly-traded limited partnership.

3 Such entity and its Subsidiaries are Unrestricted Subsidiaries.

4 The Parent owns 2% of the general partnership interests (Class A Units) of this entity.

5 The Borrower owns 20,962,485 Common Units representing 19.8% of the limited partnership interests of this entity.

6 The Borrower owns 3,749,986 Class C Preferred Units representing 3.5% of the limited partnership interests of this entity.

7 The Borrower owns 80% of the member interests of this entity.

SCHEDULE 7.15 TO CREDIT AGREEMENT

RESTRICTED SUBSIDIARIES INFORMATION

Entity Name	Type of Organization	Jurisdiction of Formation	Foreign Qualification	EIN	Organizational Identification Number	Chief Executive Office
ATLAS LIGHTFOOT, LLC	Limited liability company	DE	None	##-#######	4170768	Park Place Corporate Center One 1000 Commerce Drive Suite 400 Pittsburgh, PA 15275
New Atlas Holdings, LLC	Limited liability company	DE	None	##-#######	5687273	Park Place Corporate Center One 1000 Commerce Drive Suite 400 Pittsburgh, PA 15275

SCHEDULE 7.15 TO CREDIT AGREEMENT

SCHEDULE 7.20

MARKETING CONTRACTS

None.

SCHEDULE 7.20 TO CREDIT AGREEMENT

SCHEDULE 9.02

EXISTING DEBT

None.

SCHEDULE 9.02 TO CREDIT AGREEMENT

SCHEDULE 9.03

EXISTING LIENS

None.

SCHEDULE 9.03 TO CREDIT AGREEMENT

SCHEDULE 9.05

INVESTMENTS

Investments made in Subsidiaries listed on Schedule 7.15 prior to the Effective Date.

Other Investments:

Entity	Jurisdiction of Formation	Record Owner	Type of Equity Interest	Ownership Interest
Lightfoot Capital Partners GP LLC	DE	ATLAS LIGHTFOOT, LLC	Series A LLC Membership	13.2094%
		ATLAS LIGHTFOOT, LLC	Series B LLC Membership	2.6927%
LIGHTFOOT CAPITAL PARTNERS, LP	DE	ATLAS LIGHTFOOT, LLC	Limited Partnership Interests	11.9902%

SCHEDULE 2

Schedules to Security Agreement

(see attached)

SCHEDULE 4.3

GRANTOR INFORMATION

Grantor Name	Type of Organization	Jurisdiction of Formation	Foreign Qualification	EIN	Organizational Identification Number	Chief Executive Office
Atlas Energy Group, LLC (f/k/a Atlas Resource Partners GP, LLC)	Limited liability company	DE	None	##-#######	5051545	Park Place Corporate Center One 1000 Commerce Drive Suite 400 Pittsburgh, PA 15275
ATLAS LIGHTFOOT, LLC	Limited liability company	DE	None	##-#######	4170768	Park Place Corporate Center One 1000 Commerce Drive Suite 400 Pittsburgh, PA 15275
New Atlas Holdings, LLC	Limited liability company	DE	None	##-#######	5687273	Park Place Corporate Center One 1000 Commerce Drive Suite 400 Pittsburgh, PA 15275

SCHEDULE 2

SCHEDULE 4.4

CHANGE IN CIRCUMSTANCES

Grantor Name	Former Entity Name	Date of Amendment
Atlas Energy Group, LLC	Atlas Resource Partners GP, LLC	November 3, 2014

SCHEDULE 2

SCHEDULE 4.5

TRADE NAMES

None.

SCHEDULE 2

SCHEDULE 4.6

PERFECTION ACTIONS

Uniform Commercial Code Filings

Secretary of State of the State of Delaware, with respect to (i) Atlas Energy Group, LLC, (ii) New Atlas Holdings, LLC, and (iii) ATLAS LIGHTFOOT, LLC.

Control Agreements

Execution of a “control agreement” for (i) each Investment Account as required by Section 3.2(d) of the Agreement and (ii) any uncertificated ARP Units, Class C Preferred Units or Pledged Interests as requested by the Administrative Agent, as required by Section 3.1(c) of the Agreement.

Delivery

None.

SCHEDULE 2

SCHEDULE 4.7

OTHER FINANCING STATEMENTS

None.

SCHEDULE 2

SCHEDULE 4.8

LOCATION OF INVENTORY AND EQUIPMENT

1845 Walnut Street
10th Floor
Philadelphia, PA 19103

Park Place Corporate Center One
1000 Commerce St., 4th Floor
Pittsburgh, PA 15275

SCHEDULE 2

SCHEDULE 4.9

CERTAIN SIGNIFICANT TRANSACTIONS

None other than with respect to the Spin-Off Transaction (as defined in the Existing Credit Agreement).

SCHEDULE 2

SCHEDULE 4.11

DEPOSIT, COMMODITIES AND SECURITIES ACCOUNTS

DEPOSIT ACCOUNTS

	Key Bank Account #	Bank of America Account #	Past 12 mos Over $600,000?
ATLAS LIGHTFOOT, LLC	############		Yes
		##########	No
New Atlas Holdings, LLC	############		Yes

SECURITY ACCOUNTS

New Atlas Holdings, LLC has two securities accounts at American Stock Transfer and Trust Company with the following account numbers:  ########## and ##########.

SCHEDULE 2

SCHEDULE 4.12

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 2

SCHEDULE 4.13

PLEDGED EQUITY INTERESTS

Issuer	Form and Jurisdiction of Organization	Type of Equity Interest Certificate Information	Beneficial Owner that is a Grantor	% of Total Interests Owned by Grantor
New Atlas Holdings, LLC	DE LLC	Membership Interests Uncertificated	Atlas Energy Group, LLC	100%
Atlas Energy Company, LLC	DE LLC	Membership Interests Uncertificated	Atlas Energy Group, LLC	100%
Atlas Resource Partners, L.P.	DE LP	General Partner Interests	Atlas Energy Group, LLC	2% (Class A Preferred Units)
Atlas Resource Partners, L.P.	DE LP	Limited Partnership Interests	New Atlas Holdings, LLC	19.8% (Common Units) and 3.5% (Class C Preferred Units)
Atlas Growth Partners GP, LLC	DE LLC	Membership Interests Uncertificated	New Atlas Holdings, LLC	80.01%
LIGHTFOOT CAPITAL PARTNERS, LP	DE LP	Limited Partnership Interests	ATLAS LIGHTFOOT, LLC	11.9902%

SCHEDULE I

SCHEDULE 4.15

PATENTS AND TRADEMARKS

PATENTS

None.

TRADEMARKS

Grantor	Mark	Registration No.
Atlas Energy Group, LLC	ATLAS ENERGY	4065555
Atlas Energy Group, LLC	ATLAS ENERGY	4216363
Atlas Energy Group, LLC		4043933
Atlas Energy Group, LLC		4090913